UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

Alpha Network Alliance Ventures Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54126

(Commission File Number)

45-1649826

(IRS Employer Identification No.)

11801 Pierce St., 2nd Floor
Riverside, California 92505

(Address of principal executive offices)(Zip Code)

(888) 770-5084

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

The information disclosed in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2017 Alpha Network Alliance Ventures Inc. (the “Company”) announced that Dato Ronie Tan has been appointed to the Company’s board of directors, which will now consist of two persons, including Mr. Tan and Eleazar Rivera.

Mr. Tan, age 55, served as Managing Director & Vice President of South Asia for Isagenix Worldwide LCC from 2012 to 2016. From 2001 to 2010, Mr. Tan served as Managing Director & Vice President of Herbalife International. Mr. Tan received his Ph.D. in Business Administration from Golden State University in California.

In connection with Mr. Tan’s appointment as a director, Eleazar Rivera, the Company’s President and Chief Executive Officer and a director, offered and sold 51,418,000 shares of common stock of the Company to Mr. Tan for a purchase price of $0.01 per share, for an aggregate purchase price of $514,180. Such 51,418,000 shares of common stock amounts to 45.3% of the issued and outstanding shares of common stock of the Company. Such offer and sale was made by Mr. Rivera in reliance on the exclusion form Registration afforded by Rule 903(b)(3) of Regulation S, promulgated pursuant to the Securities Act of 1933, as amended.

There are no family relationships between Mr. Tan and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Tan had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On April 27, 2017, the Company issued a press release announcing that Mr. Tan had joined the Company’s board of directors.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, and in Exhibits 99.1, referenced herein is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act or incorporated by reference in any filing under the Securities Act, unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated April 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Network Alliance Ventures Inc.

(Registrant)

Date: April 28, 2017	By: /s/ Eleazar Rivera
Name: Eleazar Rivera
Title: President and Chief Executive Officer